Precision Oncology Redefined Corporate Presentation January 2022 Exhibit 99.1

Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: our plans to develop and commercialize small molecule therapies, our expectations about timing and ability to commence, enroll or complete clinical studies and to obtain regulatory approvals for PRT543, PRT811, PRT1419, PRT2527 and other candidates in development, the ability of our product candidates to treat various cancers, the ability to discover additional suitable candidates for regulatory approval, the potential impact of the COVID-19 pandemic and the sufficiency of our cash and cash equivalents to fund our operations. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘could,’’ ‘‘would,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated). These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the three months ended September 30, 2021.

Prelude Therapeutics: Vision Build a fully integrated oncology company on the foundation of drug discovery excellence to deliver novel precision oncology medicines to patients with underserved cancers

Powered by experienced drug developers with a proven track record of multiple successful oncology medicines  Internal Discovery Engine Prelude Therapeutics: Building for Success Effective integration between cancer biology and medicinal chemistry to rapidly iterate and discover optimized molecules in a target class agnostic fashion Differentiated R&D Approach Clinical trial designs in selected cancer patients allowing efficient ‘go / no go’ decisions in caner types with potential for rapid regulatory approval Focused Clinical Development in Underserved Cancers Strong Financial Position: ~$320M Cash & Marketable Securities (9/30/21) 4 INDs approved in 4 years; 4 differentiated clinical candidates currently advancing through Phase 1 and into Phase 2/3 clinical development; 2 new additional INDs expected in 2022 Strong Execution and Commitment to Discovery

Building a Deep Portfolio of Oncology Assets

Target	PRMT5	MCL1	CDK9	SMARCA2 (BRM)
MOA	mRNA Splicing & DNA Repair	Apoptosis	Transcriptional Regulation	Synthetic Lethality
Molecule(s)	**PRT543 & PRT811**	**PRT1419**	**PRT2527**	**PRT-SCA2**
Development Stage	Phase 1 Expansion	Phase 1 Escalation	Phase 1 Escalation	IND Target 2022
Target Cancers	Spliceosome Mutations Selected CNS HRD+	Venetoclax and TKI-Resistant Heme and Solid	MYC-driven Heme and Solid	SMARCA4 (BRG1) Deleted NSCLC and Others

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Diversified Precision Oncology Pipeline

Program	Cancer Indications	IND Enabling	Phase 1 Escalation	Phase 1 Expansion	Phase 2/3	Upcoming Milestones
PRT543 (PRMT5)	ACC, HRD+, spliceosome mutations	●	●	●		Data readouts 2H22
	Selected myeloid malignancies (incl. MF and MDS)	●	●	●		
PRT811 (Brain Penetrant PRMT5)	IDH+ high grade glioma, uveal melanoma	●	●	●		Data readouts 2H22
PRT1419 (MCL1)	Selected hematological malignancies and solid tumors	●	●			Dose escalation data readout 2H22
PRT2527 (CDK9)	Selected solid and hematological malignancies	●	●			Dose escalation data YE 2022
PRT-SCA2 (SMARCA2)	Multiple genomically selected cancers	●				IND filing target 2022
PRT-K4 (Kinase)	Solid tumors	●				IND filing target 2022

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2021 Accomplishments and 2022 Goals

	2021		2022
✓	**PRT543** • Identified RP2D • Demonstrated favorable safety profile and preliminary clinical activity • Multiple expansions initiated **PRT811** • Identified RP2D • Best-in-class potential demonstrated; Expansion phase initiated	**PRMT5**	• Complete expansion phases for both molecules • Demonstrate PoC in one or more indications • Advance PRMT5 program into Phase 2
✓	• Phase 1 dose escalation with oral formulation ongoing • Phase 1 dose escalation with IV formulation initiated	**MCL1**	• Establish RP2D • Demonstrate safety in combination with Venetoclax/Azacitidine • Demonstrate PoC
✓	• Successfully filed IND • Phase 1 Initiated	**CDK9**	• Complete dose escalation • Establish safety, target engagement and RP2D
✓	• PRT-SCA2 - IND Enabling Studies Initiated; IND target in 2022 • PRT-K4 - IND Enabling Studies Initiated; IND target in 2022	**Preclinical**	• File INDs • Initiate Phase 1 studies

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PRMT5 Program PRT543 & PRT811

PRMT5 Pathway Drives Oncogenesis and Resistance

- PRMT5 catalyzes symmetric arginine dimethylation (sDMA) of protein substrates including histones, transcription factors, and spliceosome proteins
- Dimethylated substrates of PRMT5 control key oncogenic and resistance mechanisms
- PRMT5 inhibition is highly efficacious in models with mutations in DNA repair or mRNA splicing pathways in preclinical models
- PRMT5 inhibition can be leveraged to target genetically selected patient populations in the clinic



PRMT5
Symmetric Dimethylation
Me
Me
HN
N
Spliceosome Proteins
Transcription Factors
Histones
Tumor cell
DNA repair
Drug Resistance
Proliferation

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PRT543 PRT811 Potential Best-In-Class PRMT5 Inhibitors Differentiated PRMT5 Inhibitors Highly selective and potent oral candidates PRT811 is highly differentiated in the class with high brain penetration potential Applicability in Both Solid Tumors and Heme Strong scientific rationale and robust preclinical activity across broad range of cancers Early clinical signals in multiple cancer types Optimized PK Profile High oral bioavailability and optimal half-life to maximize therapeutic window Differentiated safety and clinical activity profile Potential Rapid Path to Market Potential for accelerated approval pathway Opportunity in multiple cancer types

PRMT5: Phase 1 Overview Dose Escalation Unselected Patients Expansion Cohorts Selected Patients Solid Tumors GBM Myeloid Malignancies Recommended Expansion Doses PRT543 PRT811 Completed Ongoing PRT543 45 mg 5x/wk (solids) 35 mg 5x/wk (heme) PRT811 600 mg QD 1 2 3 4 5 6 7 Adenoid Cystic Carcinoma (N~40) Homologous Recombination Deficient (HRD+) Solid Tumors (N~40) Splicing mutated Solid and Myeloid Malignancies (N ~40) Uveal Melanoma High Grade Gliomas

PRT543 and PRT811 Demonstrate Desirable PK and PD Properties Dose-dependent Inhibition of Serum sDMA Dose-Dependent Increases in Cmax and AUC Data presented at 2021 AACR-NCI-EORTC Annual Meeting PRT543 PRT811

PRMT5 - Phase 1 Dose Escalation: Safety and Clinical Activity*

PRT543

Study Demographics & Safety

- Unselected patient population with advanced solid tumors and myeloid malignancies

Safety

- Most common Grade ≥ 3 AEs were thrombocytopenia and anemia
- Thrombocytopenia is the only DLT
- Reversible upon dose modification
- Low incidence (≤20%) at expansion doses

Preliminary Clinical Activity

- Durable CR in a patient with HRD+ ovarian cancer (35 mg 5x/wk; still on Rx)
- Stable disease and tumor regressions (<30%) in 5 patients including ACC and uveal melanoma
- Sustained hemoglobin and anemia improvements in multiple patients with myeloid malignancies

PRT811

Study Demographics & Safety

- Unselected patient population with advanced cancers including GBM

Safety

- Grade ≥ 3 AEs were uncommon (occurring in 11% of patients)
- No DLTs up to 600 mg QD

Preliminary Clinical Activity

- One patient with IDH1 mutated GBM experienced durable PR that evolved into CR (still on Rx)
- Two splicing mutated uveal melanoma patients demonstrated anti-tumor activity including a uPR and a 25% tumor regression

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*Data presented at 2021 AACR-NCI-EORTC and ASH Annual Meetings

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PRMT5 Phase 1: Key Takeaways and Next Steps Favorable Safety Profile Desirable PK & PD Profiles Preliminary Clinical Activity Next Steps PRT543 and PRT811 well tolerated Low incidence of dose-limiting toxicities at expansion doses Dose-dependent increase in exposure PRT811 demonstrated best-in-class profile with wide therapeutic window Objective responses in solid tumors Dose expansion ongoing Data readouts from multiple cohorts in 2022 Prioritize indications for advancement into P2 Favorable safety properties High levels of target inhibition Anti-tumor activity observed in relapsed/refractory patients with target biomarker profile IWG anemia benefit in myeloid malignancies

MCL1 Program PRT1419

MCL1: Targeting Cancer Cell Survival MCL1 is a member of family inhibitors of apoptosis (BCL2); often overexpressed in cancers BCL2 family is clinically validated – Venetoclax approved for lymphoid and myeloid malignacies MCL-1 is a bypass and resistance mechanism for venetoclax and multiple TKIs Challenging medicinal chemistry target that requires disruption of protein-protein interaction

PRT1419 Differentiated Clinical-Stage MCL1 Inhibitor Candidate MCL1 Inhibitor Potent and selective No cardiotoxicity signal in GLP-toxicology Studies Targeting Selected Heme and Solid Cancers Robust activity in preclinical models with once weekly dosing Potential combination strategy with Venetoclax and/or HMAs in Hematological malignancies Optimized PK Profile Maximizes Therapeutic Window Higher clearance built in to achieve desirable duration of target inhibition Optimal physicochemical properties Potential Rapid Path to Market Venetoclax-resistant cancers offer opportunity for accelerated approval

Status

- **Dose escalation (monotherapy) ongoing**
  - Oral – Myeloid malignancies
  - IV – Solid tumors

Next Steps

- **Combination cohorts**
  - Venetoclax and/or HMA
- **Identify RP2D and initiate expansion phase**
- **Report dose escalation data (2H2022)**

Phase 1 Overview

Dose Escalation (ongoing)



AML and High Risk MDS (Oral)

Solid Tumors (IV)

Recommended Expansion Dose

Expansion Phase (Target 2H2022)

AML & High Risk MDS
PRT1419 + Venetoclax or Aza (N~20)
Potential Solid Tumors (N~20)

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CDK9 Program PRT2527

CDK9: Targeting Cancer Through Transcriptional Regulation


Super Enhancer
TF
TF
TF
CDK9
P
MYC & MYB Target Genes
TSS
RNA Pol II
mRNA

- CDK9 phosphorylates RNA Pol II and regulates transcription
- Regulates expression of several immediate early genes driving oncogenesis and resistance (i.e. MYC, MYB, MCL1)
- Non-selective CDK9 inhibitors have demonstrated clinical activity in multiple tumor types but poor tolerability
  - Lack of selectivity and potency vs other CDK9s is believed to contribute to low therapeutic window

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PRT2527 Potential Best-in-Class Selectivity and Potency CDK9 Inhibitor Most selective in the class vs CDK family and across the kinome Low nanomolar potency in blocking tumor cell proliferation Targeting Selected Heme and Solid Cancers Robust activity in preclinical models at well-tolerated doses Enhanced sensitivity in tumors that are MYC-dependent Provides patient selection strategy in clinic NSCLC PDX

Status Next Steps Phase 1 Overview Phase 1 Baysian Design (ongoing) MYC-dependent Solid Tumors and Hematologic Malignancies MYC-dependent solid tumors Sarcoma Hematologic malignancies PoC Phase 2 (Target 1H 2023) Complete Phase 1 Select RP2D Initiate Phase 2 Dose Escalation Solid tumors Hematological malignancies

SMARCA2 (BRM) Program

The chromatin remodeling (SWI/SNF) complex is frequently mutated in cancer making it a potential therapeutic target Activity of the SWI/SNF complex requires either SMARCA4 (BRG1) or SMARCA2 (BRM) Loss of SMARCA4 (BRG1) through mutation leads to dependency on SMARCA2 (BRM) Subsets of solid tumors express SMARCA4 (BRG1) mutations Selectively inhibiting SMARCA2 (BRM) offers an attractive approach to target SMARCA4 (BRG1) mutant tumors Targeting SMARCA2 (BRM): Leveraging Synthetic Lethality

Achieving SMARCA2 Selectivity Through Degrader Approach SMARCA2 selectivity over highly homologous SMARCA4 isoform has been a challenging medicinal chemistry problem with traditional small molecule approaches Targeted Protein Degradation (TPD) of SMARCA2 selectively over SMARCA4 is possible through differences in ternary complexes Prelude scientists identified the molecular basis for achieving high degree of selectivity for SMARCA2 over SMARCA4 Lead molecules from multiple chemical scaffolds with sub-nanomolar potency and selectivity have been discovered Small Molecule Degrader E3 Ligase Target Protein Proteasome Ubiquitinated Target Protein Mullard A. Nat Rev Drug Discov. 2019

PRT-SCA2: Potent and Selective SMARCA2 Degrader with in Vivo Activity

Highly Selective for SMARCA2 Degradation



Remaining protein (%)
100
80
60
40
20
0
1
10
100
PRT006 [nM]
SMARCA 2
SMARCA 4
PBRM1
In vitro
Hours after dosing
Veh
8h
24h
SMARCA2
SMARCA4
Actin
In vivo

Prelude SMARCA2 Degraders Replicate Genetic Synthetic Lethality



PRT007(nM):
DMSO
0.1
1.0
10
100
1000
SM4-del
NCI-H1693
NCI-H838
HT1080 SM4 KO
SM4 WT
Calu-6
NCI-H520
HT1080 WT

Robust Tumor Growth Inhibition of SMARCA4 mutated but not WT Xenograft



Vehicle
PRT-SCA2
SMARCA4 mutant
Tumor volume (mm3)
1800
1600
1400
1200
1000
800
600
400
200
0
0
4
8
12
16
20
24
28
Days of dosing
Vehicle
PRT-SCA2
SMARCA4 WT
Calu-6 tumor volume (mm3)
600
400
200
0
0
2
4
6
8
10
12
14
Days of dosing

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Status Next Steps Candidate molecule(s) identified IND enabling studies initiated File IND 2022 Initiate Phase 1 escalation study in SMARCA4 mutant cancers SMARCA4 Mutated NSCLC and other tumor types Phase 1 Dose Escalation Target 2H 2022 SMARCA2 Degrader Program Overview IND Filing IND Enabling Studies

Corporate Highlights

Our Investment Thesis Internal discovery engine Differentiated R&D approach Strong execution and commitment to discovery Focused clinical development in underserved cancers Strong financial position: ~$320M cash and marketable securities at 9/30/21 PMRT5 MCL1 CDK9 SMARCA2 (BRM) Data Rich 2022

Thank You